Exhibit 99.2

The Stromag Business

Unaudited Interim Combined Financial Statements

For the six months ended 30 June 2016 and 30 June 2015

COMBINED INCOME STATEMENT

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

		Unaudited
	Notes	First half	First half
		2016	2015
		€000	€000

Sales	1	67,431	68,033

Operating profit	1	4,337	2,981

Interest payable		(662)	(788)
Interest receivable		247	210
Other net financing charges	3	(155)	(118)
Net financing costs		(570)	(696)

Profit before taxation		3,767	2,285

Taxation	4	(1,495)	(956)
Profit after taxation for the period		2,272	1,329

COMBINED STATEMENT OF COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

		Unaudited
	Notes	First half	First half
		2016	2015
		€000	€000
Profit after taxation for the period		2,272	1,329
Other comprehensive income
Items that may be reclassified to profit or loss
Currency variations – arising in period		(1,104)	1,204
Taxation	4	11	(22)
		(1,093)	1,182
Items that will not be reclassified to profit or loss
Remeasurement of defined benefit plans		(1,007)	66
Taxation	4	311	(20)
		(696)	46
Other comprehensive (expense) / income for the period		(1,789)	1,228

Total comprehensive income for the period		483	2,557

COMBINED STATEMENT OF CHANGES IN INVESTED CAPITAL

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

		Unaudited Total
		invested
		capital
	Notes	€000
At 1 January 2016		132,856
Profit for the period		2,272
Other comprehensive expense		(1,789)
Total comprehensive income		483
Transactions with owners of the Stromag Business	5	2,134
At 30 June 2016		135,473

At 1 January 2015		136,151
Profit for the period		1,329
Other comprehensive income		1,228
Total comprehensive income		2,557
Transactions with owners of the Stromag Business	5	(7,002)
At 30 June 2015		131,706

COMBINED BALANCE SHEET

AT 30 JUNE 2016 AND 30 JUNE 2015

		Unaudited
	Notes	30 June	31 December
		2016	2015
		€000	€000
Assets
Non-current assets
Goodwill		86,785	86,973
Other intangible assets		58,100	61,507
Property, plant and equipment	7	21,605	22,060
Other receivables and investments		9,884	9,884
Deferred tax assets		1,642	1,518
		178,016	181,942
Current assets
Inventories		23,400	23,178
Trade and other receivables		28,993	23,884
Current tax assets		101	-
Cash and cash equivalents		1,382	1,455
Other financial assets	8	2,816	2,784
		56,692	51,301
Total assets		234,708	233,243

Liabilities
Current liabilities
Borrowings		-	(403)
Other financial liabilities	8	(30,533)	(30,272)
Trade and other payables		(21,489)	(21,440)
Current tax liabilities		(478)	(505)
Provisions		(2,166)	(1,525)
		(54,666)	(54,145)
Non-current liabilities
Deferred tax liabilities		(19,659)	(20,835)
Trade and other payables		-	(161)
Provisions		(10,922)	(11,891)
Post-employment obligations		(13,988)	(13,355)
		(44,569)	(46,242)
Total liabilities		(99,235)	(100,387)

Net assets		135,473	132,856

Total invested capital		135,473	132,856

The financial statements on pages 2 to 9 were approved by the Board of Directors of GKN Industries Limited and authorised for issue on 15 March 2017. They were signed on its behalf by:

Adam Walker, Director

COMBINED CASH FLOW STATEMENT

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

		Unaudited
	Notes	First half	First half
		2016	2015
		€000	€000
Cash flows from operating activities
Cash generated from operations	6	2,352	9,242
Interest received		130	153
Interest paid		(483)	(569)
Tax paid		(2,949)	(3,746)
		(950)	5,080
Cash flows from investing activities
Purchase of property, plant and equipment		(890)	(1,206)
Purchase of intangible assets		(91)	(134)
Proceeds from sale and realisation of fixed assets		324	524
		(657)	(816)
Cash flows from financing activities
Proceeds from borrowing facilities		229	291
Dividends paid to the owners of the Stromag Business	5	-	-
		229	291
Movement in cash and cash equivalents		(1,378)	4,555
Cash and cash equivalents at the beginning of the period		1,052	1,025
Currency variations		1,708	(4,805)
Cash and cash equivalents at the end of the period	6	1,382	775

NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

1	Geographical analysis

The Stromag Business has not historically operated on a stand-alone basis and accordingly did not have a chief operating decision maker.  As a consequence, limited segmental information is provided.

(a)	Sales
	Germany	France	USA	Other	Total
	€000	€000	€000	€000	€000
FIRST HALF 2016 (unaudited)	38,644	12,902	8,014	7,871	67,431

FIRST HALF 2015 (unaudited)	38,119	12,885	7,748	9,281	68,033
(b)	Operating profit
	Germany	France	USA	Other	Total
	€000	€000	€000	€000	€000
FIRST HALF 2016 (unaudited)
Trading profit before depreciation, impairment and amortisation	5,586	1,810	878	1,102	9,376
Depreciation and impairment of property, plant and equipment	(1,125)	(186)	(151)	(86)	(1,548)
Amortisation of operating intangible assets	(69)	-	-	(8)	(77)
Amortisation of non-operating intangible assets	(3,414)	-	-	-	(3,414)
	978	1,624	727	1,008	4,337

FIRST HALF 2015 (unaudited)
Trading profit before depreciation, impairment and amortisation	4,029	2,117	1,450	1,964	9,560
Depreciation and impairment of property, plant and equipment	(1,133)	(480)	(217)	(139)	(1,969)
Amortisation of operating intangible assets	(89)	-	-	(7)	(96)
Amortisation of non-operating intangible assets	(3,414)	-	-	-	(3,414)
	(607)	1,637	1,233	1,818	4,081

NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS (continued)

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

2	Basis of preparation

These interim condensed combined financial statements for the six months ended 30 June 2016 have been prepared in accordance with International Accounting Standard (IAS) 34 Interim Financial Reporting. These financial statements have been prepared on a going concern basis. These financial statements are unaudited and provide an update of previously reported information and should be read in conjunction with the audited combined financial statements for the year ended 31 December 2015, which were prepared in accordance with International Financial Reporting Standards as issued by the IASB (“IFRS”).

At the date of authorization of these financial statements, the following standards which have not been applied in these financial statements were in issue but not yet effective:

•	IFRS 9 Financial Instruments (effective from 1 January 2018);
•	IFRS 15 Revenue from contracts with customers (effective from 1 January 2018); and
•	IFRS 16 Leases (effective from 1 January 2019)

These standards and other revisions to standards and interpretations which have an implementation date in 2017 or thereafter are still being assessed.

The Stromag Business does not specifically encounter cyclical activities.

Accounting policies

The accounting policies and methods of presentation applied in these financial statements are the same as those applied in the audited combined financial statements for the years ended 31 December 2015 and 2014.

Significant judgements, key assumptions and estimates

The Stromag Business’ significant accounting policies are set out in the audited combined financial statements for the year ended 31 December 2015. The preparation of financial statements, in conformity with International Financial Reporting Standards, requires the use of estimates, subjective judgement and assumptions. The Directors base these estimates, judgements and assumptions on a combination of past experience, professional expert advice and other evidence that is relevant to the particular circumstance.

Accounting policies where the Directors consider the more complex estimates, judgements and assumptions have to be made are those in respect of post-employment obligations, taxation, provisions and impairment of non-current assets. Details of the principal estimates, judgements and assumptions are set out in notes 19, 5, 16 and 8 of the audited combined financial statements for the year ended 31 December 2015 as updated in these financial statements.

NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS (continued)

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

3Other net financing charges

	Unaudited
	First half	First half
	2016	2015
	€000	€000
Interest charge on net defined benefit plans	(155)	(118)
Other net financing charges	(155)	(118)
4	Taxation
(a)	Tax expense

Tax included in the income statement

	Unaudited
	First half	First half
	2016	2015
Analysis of charge in period	€000	€000
Current tax charge
Current year charge	(2,128)	(2,215)
Adjustments in respect of prior years	(340)	(414)
	(2,468)	(2,629)
Deferred tax credit
Origination and reversal of temporary differences	973	1,565
Adjustments in respect of prior years	-	108
	973	1,673
Total tax charge for the year	(1,495)	(956)
(b)	Tax included in other comprehensive income
	Unaudited
	First half	First half
	2016	2015
	€000	€000

Deferred tax on post-employment obligations	311	(20)
Current tax on foreign currency gains and losses on intra-group funding	5	(6)
Deferred tax on foreign currency gains and losses on intra-group funding	6	(16)
	322	(42)
5	Transactions with the owners of the Stromag Business

There were no dividends paid during the period from legal entities in the deal perimeter to other entities in the GKN group (first half 2015: nil).

Other transactions with the owner of the Stromag Business primarily represent movements on cash pool arrangements administered by entities within the GKN group but outside of the deal perimeter.

NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS (continued)

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

6	Cash flow reconciliations

	Unaudited
	First half	First half
	2016	2015
	€000	€000
Cash generated from operations
Operating profit	4,337	2,981
Adjustments for:
Depreciation, impairment and amortisation of fixed assets
Depreciation	1,548	1,969
Amortisation	77	96
Amortisation of non-operating intangible assets arising on business
combinations	3,414	3,414
Net profits on sale and realisation of fixed assets	(65)	(257)
Movement in post-employment obligations	(529)	(496)
Change in recharges payable	(903)	961)
Change in inventories	(245)	723
Change in trade and other receivables	(4,979)	(2,063)
Change in trade and other payables and provisions	(303)	1,914
	2,352	9,242
Movement in net debt
Movement in cash and cash equivalents	(1,378)	4,555
Net movement in other borrowings and deposits	(229)	(291)
Currency variations	1,708	(4,804)
Movement in period	101	(540)
Net debt at beginning of period	(26,436)	(25,814)
Net debt at end of period	(26,335)	(26,354)

	Unaudited

	First half	Full Year
	2016	2015
	€000	€000
Reconciliation of cash and cash equivalents
Cash and cash equivalents per balance sheet	1,382	1,455
Bank overdrafts included within "current liabilities - borrowings"	-	(403)
Cash and cash equivalents per cashflow	1,382	1,052

The fair values of most financial instruments approximate to carrying value either due to the short-term maturity of the instruments or because interest rates are reset frequently.

Analysis of net debt

	Unaudited
	First half	Full Year
	2016	2015
	€000	€000
Bank overdrafts	-	(403)
Other financial liabilities	(30,533)	(30,272)
Borrowings	(30,533)	(30,675)
Cash and cash equivalents	1,382	1,455
Other financial assets	2,816	2,784
Net debt	(26,335)	(26,436)
(i)	All borrowings are at variable interest rates.
(ii)

Other financial assets and liabilities represent amounts owed to GKN group companies, outside the Stromag Business, and are of a financing nature under loan arrangements which are repayable on demand and have variable interest rates.

NOTES TO UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS (continued)

FOR THE SIX MONTHS ENDED 30 JUNE 2016 AND 30 JUNE 2015

7	Property, plant and equipment (unaudited)

During the period ended 30 June 2016 asset additions were €1,430,000 (first half 2015: €1,012,000). Assets with a carrying value of €256,000 were disposed of during the period ended 30 June 2016 (first half 2015: €222,000).

8	Related party transactions (unaudited)

In the ordinary course of business, sales and purchases of goods, trademark licence and service agreements costs have taken place between the Stromag Business and other subsidiaries of the GKN group, priced on an ‘arm’s length’ basis. The Stromag Business also had certain loan arrangements with the GKN group. There have been no significant changes in the nature of transactions between the Stromag Business and other subsidiaries of the GKN group that have materially affected the financial statements in the period.

At 30 June 2016, the Stromag Business had a loan receivable from other subsidiaries of the GKN group of €2,816,000 (31 December 2015: €2,784,000), bearing a principle interest rate of 2.2% (31 December 2015: 2.2%). In addition there was a loan payable of €30,533,000 (31 December 2015: €30,272,000), with a principle interest rate of 2.2% (31 December 2015: 2.2%).